EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended annual report of Dream Homes & Development Corporation (the “Company”) on Form 10-K/A-2 (Amendment No. 2) for the year ended December 31, 2017 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Vincent C. Simonelli, CEO and CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vincent C. Simonelli
CEO and CFO

Dated: July 18, 2019

A signed original of this written statement required by Section 906 has been provided to Dream Homes & Development Corporation and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.